UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  October 27, 2008

PLAYLOGIC ENTERTAINMENT, INC.
(Name of Small Business Issuer as specified in its charter)

Delaware	0-49649	23-3083371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Strawinskylaan 1041, 1077 XX, Amsterdam, The Netherlands
(Address of principal executive offices and zip code)

Company’s telephone number, including area code: (011) 31-20-676-0304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.

Playlogic Entertainment, Inc. announces that its in-house studio, Playlogic Game Factory, continues its collaboration with SCEE London Studio’s First Party development team, part of Sony Computer Entertainment Europe Limited (SCEE).

Playlogic Game Factory recently completed the development on EyeToy® Pom Pom Party© for the PlayStation®2 which will be released this quarter.

ITEM 9.01(C). FINANCIAL STATEMENTS AND EXHIBITS.

    99.1     Press release of Playlogic Entertainment, Inc. dated October 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

PLAYLOGIC ENTERTAINMENT, INC.

Date: October 27, 2008	By:	/s/ Willem M. Smit
Name: Willem M. Smit Title: President and Chief executive Officer